Ambient Corporation Promotes Michael Quarella to the Newly Created Position of Chief Operating Officer

Newton, MA November 20, 2012 — Ambient Corporation (NASDAQ: AMBT), provider of a secure, flexible and scalable smart grid communications and applications platform, announced today that the Company’s Board of Directors approved the promotion of Michael Quarella to the role of Chief Operating Officer, effective immediately.  Mr. Quarella (age 57) joined Ambient’s management team in March 2005 as Vice President of Operations.  In this role, he has proven himself to be a leader in dynamically enhancing the Company’s overall manufacturing capability and in implementing process and controls necessary to support Ambient’s rapid growth.

John J. Joyce, President and Chief Executive Officer commented, “Michael has done an excellent job of bringing world class manufacturing techniques and discipline to the very agile Manufacturing and Development teams that he has helped to build over the course of his tenure with the Company. In promoting him to this new role, we expect to further leverage his expertise and leadership as our Company continues to execute on both our strategic global growth plans and new product development initiatives.”

About Ambient Corporation
Ambient designs, develops and sells the Ambient Smart Grid® communications platform. The Ambient Smart Grid products and services include communications nodes; a network management system, AmbientNMS®; integrated applications; and maintenance and consulting services. Using open standards-based technologies along with in-depth industry experience, Ambient provides utilities with solutions for their smart grid initiatives. Headquartered in Newton, MA, Ambient is a publicly traded company (NASDAQ: AMBT). More information on Ambient is available at www.ambientcorp.com.

Except for historical information, this press release contains statements that may be deemed to be “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These include statements relating to the diversification of our customer base, the introduction of new products, further development and marketing of our communications platform and cultivating projects with potential customers, among others. These forward-looking statements are based upon our current expectations, estimates and projections about our business and our industry and reflect our beliefs and assumptions based upon information available to us at the date of this release. We caution readers that forward-looking statements are predictions based on our current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Our actual results, performance or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, which could have a material adverse effect on our operations and future prospects including, but not limited to, our ability to retain and attract customers, particularly in light of our dependence on a single customer for substantially all of our revenue; our expectations regarding our expenses and revenue, including our expectations that our research and development expenses and selling, general and administrative expenses may increase in absolute dollars; our material weakness in internal control over financial reporting; anticipated trends and challenges in our business and the markets in which we operate, including the market for smart grid technologies; our expectations regarding competition as more and larger companies enter our markets and as existing competitors improve or expand their product offerings; our plans for future products and enhancements of existing products and market acceptance of these products; realizing expected sales from our backlog of orders; our ability to meet new customers’ quality standards, specifications, process-related performance requirements or delivery schedules; our anticipated cash needs and our estimates regarding our capital requirements; and our anticipated growth strategies. We undertake no obligation to publicly update or revise any forward-looking statements. Further information on the company’s risks and uncertainties is available in our filings with the Securities and Exchange Commission.

Ambient is a registered trademark of Ambient Corporation with the U.S. Patent and Trademark Office.

#  #  #